Exhibit 10.26


                       [On HomeFed Corporation Letterhead]



                             ----------------,-----



[Name and Address of Grantee]


Re:        Award of Restricted Stock
           -------------------------

Dear [Name of Grantee]:

                     On December 14, 1999, the stockholders of HomeFed Corporation (the "Company") approved the Company's 1999 Stock Incentive Plan (the "Plan"). The Plan provides the Company with a means of incentivizing its directors and key officers and employees, and certain officers and key employees of subsidiary corporations, parent corporations and affiliated corporations who are responsible for the continued growth of the Company ("Eligible Persons") by permitting Eligible Persons to acquire a proprietary interest in the Company. A copy of the Plan is annexed to this Letter Agreement and is considered to be a part of this Letter Agreement as if fully set forth in this Letter Agreement. Unless the context otherwise requires, all terms defined in the Plan will have the same meaning when used in this Letter Agreement.

                     Subject to the provisions of this Letter Agreement and the provisions of the Plan, the Company hereby grants to you, as of ____, ____ (the "Award Date"), ____ shares (the "Restricted Stock") of common stock, par value $.01 per share ("Common Stock") of the Company. This Award is not in lieu of salary or other compensation for your services.

                     The Restricted Stock shall vest immediately upon grant. Notwithstanding the foregoing, if your service to the Company is terminated during the Restricted Period (as defined in this Letter Agreement), for any reason other than your death or permanent disability, shares of Restricted Stock will be forfeited according to the following schedule, unless waived by the
Committee:



         Termination Prior To                               % Forfeited
         --------------------                               -----------

         First anniversary of Award Date 100%

         Second anniversary of Award Date                        50%

         Third anniversary of Award Date                         25%

                     Restricted Stock will not be forfeited as a result of your death or termination of service to the Company resulting from permanent disability, as determined by the Committee.

                     The period during which Restricted Stock is subject to forfeiture is known as the "Restricted Period" with respect to such shares. During the Restricted Period, you may not sell, transfer, pledge or assign the Restricted Stock.

                     As soon as practicable after the Award Date, the Company will issue to you one or more stock certificates for the Restricted Stock, which will be registered in your name and held by the Company. The certificates will bear the following legend:

                     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the HomeFed Corporation 1999 Stock Incentive Plan and a Restricted Stock Letter Agreement. Copies of such Plan and Letter Agreement are on file at the offices of HomeFed Corporation."

                     Except as otherwise specifically provided in this Letter Agreement, during the Restricted Period, you shall have all the rights of a stockholder with respect to the Restricted Stock, including, without limitation, the right to vote the Restricted Stock, and the right to receive dividends with respect thereto (except that dividends paid in Common Stock shall be subject to the same restrictions as those imposed upon the Restricted Stock).

                     In the event of an "Extraordinary Event" (as defined in the Plan) with respect to the Company (including a change in control of the Company), all shares of Restricted Stock still subject to forfeiture will become free of such restrictions.

                     [If the grant of shares of Restricted Stock causes you (or any person) to become a "5 percent stockholder" (as defined in the Plan), such grant shall only be effective with respect to the number of shares of Restricted Stock that you may acquire without causing you (or any person) to become a 5 percent stockholder, and any grant in excess of such amount shall be void.]

                     To protect the Company's significant tax loss carryforwards, the Restricted Stock will be subject to certain transfer restrictions contained in the Company's Restated Certificate of Incorporation designed to regulate transfers to a person or group of persons who are or would become as a result of such transfers a "5 percent stockholder." All Certificates for the Company's Common Stock, including the Restricted Stock, bear a legend with respect to such transfer restrictions.

                     No later than the date as of which an amount first becomes includible in your gross income for federal income tax purposes with respect to any Restricted Stock, you shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld by the Company with respect to such amount. The obligations of the

Company under this Agreement shall be conditioned on compliance by you with this paragraph, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes for any payment otherwise due you, including from the delivery of the Restricted Stock that gives rise to the withholding requirement. You may also make withholding tax payments by tendering shares of Common Stock, valued as of the date tendered.

                     The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares received by you in connection with the Restricted Stock, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

                     You hereby covenant and agree with the Company that if, at the time you wish to sell the Restricted Stock (which shall not be during the Restricted Period for such Restricted Stock), there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the Restricted Stock (i) that you are acquiring the Restricted Stock for your own account and not with a view to the resale or distribution thereof and (ii) unless waived by the Board of Directors of the Company, that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

                     Restricted Stock shall become free of all restrictions upon the expiration of the Restricted Period and, at such point, the Company will deliver to you a new certificate evidencing such stock with the Restricted Stock legend deleted.

                     In the event of any conflict between this Letter Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Letter Agreement, or any matters as to which this Letter Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

                     Please indicate your acceptance of all the terms and conditions of this Award and the Plan by signing and returning a copy of this Letter Agreement.

                                                 Very truly yours,

                                                 HomeFed Corporation


                                                 By:
                                                     -------------------------

         Accepted:

         --------------------------------
         Signature of Grantee


         --------------------------------
         Name of Grantee - Please Print


         Date:
               --------------------------

                       [On HomeFed Corporation Letterhead]


                                ----------, ----



[Name and Addresss of Grantee]


                     Re:  Grant of Incentive Stock Option
                          -------------------------------

Dear {Name]:

                     On December 14, 1999, the stockholders of HomeFed Corporation (the "Company") approved the 1999 Stock Option Plan (the "Plan"). The Plan provides the Company with a means of incentivizing its salaried key employees and certain salaried key employees of subsidiary corporations or parent corporations ("Eligible Persons") by permitting Eligible Persons to acquire a proprietary interest in the Company. A copy of the Plan is annexed to this Letter Agreement and is considered to be a part of this Letter Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan will have the same meaning when used in this Letter Agreement.

                     Subject to the provisions of this Letter Agreement and the provisions of the Plan, the Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, an aggregate of _____ shares of common stock, par value $.01 per share (the "Common Stock"), of the Company, at a price of $_____ per share, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the fair market value of shares of Common Stock at the date hereof. The option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but it is specifically understood that no warranty is made to you as to such qualification.

                     Subject to the provisions and limitations of Articles VI,VIII and XVIII of the Plan, this Option may be exercised by you, on a cumulative basis, during a period of five (5) years commencing one (1) year from the date hereof and terminating at the close of business on ____________ as follows:

                     (a) this Option may not be exercised by you during the first year following the date hereof;

                     (b) up to twenty percent (20%) of the total number of shares subject to this Option may be purchased by you during the second year following the date hereof;

                     (c) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you during the third year following the date hereof;

                     (d) up to an additional twenty percent (20% of the total number of shares subject to this Option may be purchased by you during the fourth year following the date hereof;

                     (e) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you during the fifth year following the date hereof; and

                     (f) the balance of the total number of shares subject to this Option may be purchased by you during the sixth year following the date hereof.

                     The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the expiration of six (6) years from the date of the grant of this Option. If, however, prior to the expiration of six (6) years from the date hereof, your employment with the Company and any parent or subsidiary corporation terminates, unless otherwise provided by the Committee, this Option will terminate on the applicable date as described below; provided, however, that none of the events described below shall extend the period of exercisability of this Option beyond six (6) years from the date hereof:

                     (a) the date of termination, if your employment is terminated other than by reason of death, disability or retirement or if you are discharged for cause (as defined by the Plan);

                     (b) the expiration of one (1) year after your death if your death occurs either during your employment or within the three-month or one-year period after the termination of your employment specified in clauses (c) and (d) below, except that your Option will be exercisable during such one-year period only to the extent that it would have been exercisable on the date of your death;

                     (c) the expiration of three (3) months from the date of termination of your employment by reasons of your retirement or dismissal other than for cause (as defined in the Plan), except that your option will be exercisable during such three-month period only to the extent that it would have been exercisable immediately prior to the termination of your employment;

                     (d) the expiration of one (1) year after the termination of your employment by reason of your disability (as defined by the Plan), except that your Option will be exercisable during such one-year period only to the extent that it would have been exercisable immediately prior to the termination of your employment.

                     Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of Options (under all stock options plans of the Company and of any parent corporation or subsidiary corporation of the Company) exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options.

                     In no event may you exercise this Option for a fraction of a share.

                     In the event of an "Extraordinary Event" (as defined in the Plan) with respect to the Company (including a change in control of the Company), all then outstanding Options that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Committee may, in its discretion determine that upon the occurrence of an Extraordinary Event each outstanding Option shall terminate within a specified number of days after notice to the holder. In such event, your rights will be as specified in Article XVIII of the Plan.

                     If the grant or exercise of an Option causes you (or any person) to become a "5 percent stockholder" (as defined in the Plan), such grant or exercise shall only be effective with respect to the number of shares of Common Stock that you may acquire without causing you (or any person) to become a 5 percent stockholder, and any grant in excess of such amount shall be void.

                    To protect the Company's significant tax loss carryforwards, the shares issuable upon exercise of an Option will be subject to certain transfer restrictions contained in the Company's Restated Certificate of Incorporation designed to regulate transfers to a person or group of persons who are or would become as a result of such transfers a "5 percent stockholder".. All Certificates for the Company's Common Stock, including shares issuable pursuant to this Option, bear a legend with respect to such transfer restrictions.

                     In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction such as a merger, consolidation, reorganization, spin-off (or other distribution of stock or property of the Company), the number and kind of shares subject to the Option and/or the exercise price per share shall be equitably adjusted by the Committee as it may deem appropriate in its sole discretion. The determination of the Committee regarding any adjustment will be final and conclusive.

                     The Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by you with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares pursuant thereto, then in any such event, the issuance or delivery of shares issuable pursuant to Option shall be delayed until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                     This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of the law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

                     Any exercise of this Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the shares so purchased; provided, however, that in lieu of cash you may, to the extent permitted by applicable law, exercise this Option in whole or in part, by delivering to the Company shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by you having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares.

                     If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

                     You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to this Option (i) that you are purchasing shares for your own account and not with a view to the resale or distribution thereof or (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

                     You hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Common Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

                     The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of the Option, together with any and all fees and expenses necessarily incurred by the Company in connection therewith.

                     In the event of any conflict between this Letter Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Letter Agreement, or any matters as to which this Letter Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.



                  [Remainder of page intentionally left blank.]

                     Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.


                                                 Very truly yours,

                                                 HOMEFED CORPORATION


                                                 By:
                                                     -------------------------

         Accepted:

         --------------------------------
         Signature of Grantee


         --------------------------------
         Name of Grantee - Please Print


         Date:
               --------------------------

                       [On HomeFed Corporation Letterhead]



                                ----------, -----



[Name of Grantee]


                     Re: Grant of Non-Qualified Stock Option to Affiliated Participants
                             --------------------------------------

Dear [Name of Grantee]:

                     On December 14, 1999, the stockholders of HomeFed Corporation (the "Company") approved the 1999 Stock Option Plan (the "Plan"). The Plan provides the Company with a means of incentivizing its directors and key officers and employees, and certain officers and key employees of subsidiary corporations, parent corporations and affiliated corporations who are responsible for the continued growth of the Company ("Eligible Persons") by permitting Eligible Persons to acquire a proprietary interest in the Company. A copy of the Plan is annexed to this Letter Agreement and is considered to be a part of this Letter Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan will have the same meaning when used in this Letter Agreement.

                     Subject to the provisions of this Letter Agreement and the provisions of the Plan, the Company hereby grants to you, as a matter of separate inducement and not in lieu of any compensation for your services, the right and option (the "Option") to purchase, an aggregate of _____ shares of common stock, par value $.01 per share (the "Common Stock"), of the Company, at a price of $_____ per share. The Option shall be a Non-Qualified Stock Option.

                     Subject to the provisions and limitations of Articles VI, VIII, XIV and XVIII of the Plan, this Option may be exercised by you, on a cumulative basis, during a period of five (5) years commencing one (1) year from the date hereof and terminating at the close of business on ____________ as follows:

                     (a) this Option may not be exercised by you during the first year following the date hereof;

                     (b) up to twenty percent (20%) of the total number of shares subject to this Option may be purchased by you during the second year following the date hereof;

                     (c) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you during the third year following the date hereof;

                     (d) up to an additional twenty percent (20% of the total number of shares subject to this Option may be purchased by you during the fourth year following the date hereof;

                     (e) up to an additional twenty percent (20%) of the total number of shares subject to this Option may be purchased by you during the fifth year following the date hereof; and

                     (f) the balance of the total number of shares subject to this Option may be purchased by you during the sixth year following the date hereof.

                     The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the expiration of six (6) years from the date of the grant of this Option. If, however, prior to the expiration of six (6) years from the date hereof, your service to the Company or any parent, subsidiary or affiliated corporation terminates, unless otherwise provided by the Committee, this Option will terminate on the applicable date as described in Article XII of the Plan; provided, however, that none of the events described in Article XII of the Plan shall extend the period of exercisability of this Option beyond six (6) years from the date hereof.

                     In no event may you exercise this Option for a fraction of a share.

                     In the event of an "Extraordinary Event" (as defined in the Plan) with respect to the Company (including a change in control of the Company), all then outstanding Options that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Committee may, in its discretion determine that upon the occurrence of an Extraordinary Event each outstanding Option shall terminate within a specified number of days after notice to the holder. In such event, rights will be as specified in Article XVIII of the Plan.

                     If the grant or exercise of an Option causes you (or any person) to become a "5 percent stockholder" (as defined in the Plan), such grant or exercise shall only be effective with respect to the number of shares of Common Stock that you may acquire without causing you (or any person) to become a 5 percent stockholder, and any grant in excess of such amount shall be void.

                    To protect the Company's significant tax loss carryforwards, the shares issuable upon exercise of an Option will be subject to certain transfer restrictions contained in the Company's Restated Certificate of Incorporation designed to regulate transfers to a person or group of persons who are or would become as a result of such transfers a "5 percent stockholder".. All Certificates for the Company's Common Stock, including shares issuable pursuant to this Option, bear a legend with respect to such transfer restrictions.

                     In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction such as a merger, consolidation, reorganization, spin-off (or other distribution of stock or property of the Company), the number and kind of shares subject to the Option and/or the exercise price per share shall be equitably adjusted by the Committee as it may deem appropriate in its sole discretion. The determination of the Committee regarding any adjustment will be final and conclusive.

                     The Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by you with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares pursuant thereto, then in any such event, the issuance or delivery of shares issuable pursuant to Option shall be delayed until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                     This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of the law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

                     Any exercise of this Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the shares so purchased; provided, however, that in lieu of cash you may, to the extent permitted by applicable law, exercise this Option in whole or in part, by delivering to the Company shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by you having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares.

                     If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

                     You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to this Option (i) that you are purchasing shares for your own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

                     You hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Common Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

                     As provided in the Plan, the Company may withhold from the sums due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes imposed in connection with this Option, including in connection with your exercise hereof, or may require you to reimburse the Company in such amount. The Company may hold the stock certificate to which you are entitled upon the exercise of this Option as security for the payment of withholding tax liability, until cash sufficient to pay such liability has been accumulated, collected or received by the Company. The Committee may permit you to (i) direct the Company to satisfy the withholding tax obligation through the withholding of shares of Common Stock that would otherwise be issuable to you, or (ii) tender to the Company other shares of Common Stock owned by you.

                     The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of the Option, together with any and all fees and expenses necessarily incurred by the Company in connection therewith.

                     In the event of any conflict between this Letter Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Letter Agreement, or any matters as to which this Letter Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

                     Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.


                                                 Very truly yours,

                                                 HOMEFED CORPORATION


                                                 By:
                                                     -------------------------

         Accepted:

         --------------------------------
         Signature of Grantee


         --------------------------------
         Name of Grantee - Please Print


         Date:
               --------------------------

                       [On HomeFed Corporation Letterhead]



                                ----------, ----



[Name of Grantee]


                     Re:     Grant of Non-Qualified Stock Option
                             (Director Participant)
                             -----------------------------------

Dear [Name of Grantee]:

                     On December 14, 1999, the stockholders of HomeFed Corporation (the "Company") approved the 1999 Stock Option Plan (the "Plan"). The Plan provides the Company with a means of incentivizing its directors and key officers and employees, and certain officers and key employees of subsidiary corporations, parent corporations and affiliated corporations who are responsible for the continued growth of the Company ("Eligible Persons") by permitting Eligible Persons to acquire a proprietary interest in the Company. A copy of the Plan is annexed to this Letter Agreement and is considered to be a part of this Letter Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan will have the same meaning when used in this Letter Agreement.

                     Subject to the provisions of this Letter Agreement and the provisions of the Plan, the Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option (the "Option") to purchase, an aggregate of 1,000 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company, at a price of $_____ per share. The Option shall be a Non-Qualified Stock Option.

                     Subject to the provisions and limitations of Articles VI, XII and XVIII of the Plan, this Option may be exercised by you, on a cumulative basis, during a period of five (5) years commencing one (1) year from the date hereof and terminating at the close of business on ____________ as follows:

                     (a) this Option may not be exercised by you during the first year following the date hereof;


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
                     (b) up to twenty-five percent (25%) of the total number of shares subject to this Option may be purchased by you during the second year following the date hereof;

                      (c) up to an additional twenty-five percent (25%) of the total number of shares subject to this Option may be purchased by you during the third year following the date hereof;

                      (d) up to an additional twenty-five percent (25% of the total number of shares subject to this Option may be purchased by you during the fourth year following the date hereof;

                      (e) the balance of the total number of shares subject to this Option may be purchased by you during the fifth year following the date hereof.

                     The unexercised portion of the Option granted herein will automatically and without notice terminate and become null and void upon the expiration of five (5) years from the date of the grant of this Option. If, however, prior to the expiration of five (5) years from the date hereof, your service to the Company as a Director terminates, unless otherwise provided by the Committee, this Option will terminate on the applicable date as described in
Article XIV of the Plan; provided, however, that none of the events described in
Article XIV of the Plan shall extend the period of exercisability of this Option beyond five (5) years from the date hereof.

                     In no event may you exercise this Option for a fraction of a share.

                     In the event of an "Extraordinary Event" (as defined in the Plan) with respect to the Company (including a change in control of the Company), all then outstanding Options that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Committee may, in its discretion determine that upon the occurrence of an Extraordinary Event each outstanding Option shall terminate within a specified number of days after notice to the holder. In such event, your rights will be as specified in Article XVIII of the Plan.

                     [If the grant or exercise of this Option causes you (or any person) to become a "5 percent stockholder" (as defined in the Plan), such grant or exercise shall only be effective with respect to the number of shares of Common Stock that you may acquire without causing you (or any person) to become a 5 percent stockholder, and any grant in excess of such amount shall be void. ]

                     To protect the Company's significant tax loss carryforwards, the shares issuable upon exercise of an Option will be subject to certain transfer restrictions contained in the Company's Restated Certificate of Incorporation designed to regulate transfers to a person or group of persons who are or would become as a result of such transfers a "5 percent stockholder". All Certificates for the Company's Common Stock, including shares issuable pursuant to this Option, bear a legend with respect to such transfer restrictions.

                     In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction such as a merger, consolidation, reorganization, spin-off (or other distribution of stock or property of the Company), the number and kind of shares subject to the Option and/or the exercise price per share shall be equitably adjusted by the Committee as it may deem appropriate in its sole discretion. The determination of the Committee regarding any adjustment will be final and conclusive.

                     The Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by you with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares pursuant thereto, then in any such event, the issuance or delivery of shares issuable pursuant to Option shall be delayed until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                     This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of the law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

                     Any exercise of this Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company and shall be accompanied by a certified or bank cashier's check to the order of the Company in the full amount of the purchase price of the shares so purchased; provided, however, that in lieu of cash you may, to the extent permitted by applicable law, exercise this Option in whole or in part, by delivering to the Company shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by you having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares.

                     If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

                     You hereby covenant and agree with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to this Option (i) that you are purchasing shares for your own account and not with a view to the resale or distribution thereof or (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

                     You hereby acknowledge that the Company may endorse a legend upon the certificate evidencing the Common Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan.

                     As provided in the Plan, the Company may withhold from the sums due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes imposed in connection with this Option, including in connection with your exercise hereof, or may require you to reimburse the Company in such amount. The Company may hold the stock certificate to which you are entitled upon the exercise of this Option as security for the payment of withholding tax liability, until cash sufficient to pay such liability has been accumulated, collected or received by the Company. The Committee may permit you to (i) direct the Company to satisfy the withholding tax obligation through the withholding of shares of Common Stock that would otherwise be issuable to you, or (ii) tender to the Company other shares of Common Stock owned by you.

                     The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of the Option, together with any and all fees and expenses necessarily incurred by the Company in connection therewith.

                     In the event of any conflict between this Letter Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Letter Agreement, or any matters as to which this Letter Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

                     Please indicate your acceptance of all the terms and conditions of this Option and the Plan by signing and returning a copy of this letter.


                                                 Very truly yours,

                                                 HOMEFED CORPORATION


                                                 By:
                                                     -------------------------

         Accepted:

         --------------------------------
         Signature of Grantee


         --------------------------------
         Name of Grantee - Please Print


         Date:
               --------------------------














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